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                                                   Exhibit 10.11a


               FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 15, 2007, is entered into by and among Ohio Casualty Corporation, an Ohio corporation ("Borrower"), the Lenders party hereto, LaSalle Bank National Association, as Agent (in such capacity, "Agent"), Joint Lead Arranger and Sole Bookrunner, Banc of America Securities LLC, as Joint Lead Arranger and Bank of America, N.A. as Syndication Agent

                         R E C I T A L S

     WHEREAS, Borrower, Agent, the Lenders and the other parties named therein have entered into that certain Credit Agreement, dated as of February 16, 2006 (as amended hereby and as hereafter amended, supplemented, modified and/or restated from time to time, the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Agreement; and

     WHEREAS, Borrower has requested and Agent and the Lenders are willing to, among other things, extend the Facility
Termination Date, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Amendments.  As of the date hereof, the following
                    ----------
sections of the Agreement shall be and hereby are amended as follows:

          (A)  Recitals.  The foregoing recitals are hereby incorporated
               --------
into and made a part of this Amendment, including all defined terms referenced therein.

          (B)  Section 1.1 (Definitions).  The Agreement is hereby amended
               -------------------------
by deleting the defined term "Facility Termination Date" in its entirety and inserting the following in its stead:

     " "Facility Termination Date" means March 16, 2012."

          (C)  Section 1.1 (Definitions).  The Agreement is hereby amended
               -------------------------
by deleting the defined term "Applicable Margin" in its entirety and inserting the following in its stead:

     " "Applicable Margin" means, for any day, the percentage per annum set forth below opposite the level (the "Level") then in effect based on Borrower's then applicable Senior Unsecured Debt Rating, it being understood that the Applicable Margin for (i) LIBOR Loans shall be the percentage set forth under the column "LIBOR Margin," (ii) the Non-Use Fee Rate shall be the percentage set forth under the column "Non-Use Fee Rate" and (iii) the L/C Fee Rate shall be the percentage set forth under the column "L/C Fee Rate":


                                        LIBOR     Non-Use     L/C Fee
Level  Senior Unsecured Debt Rating     Margin    Fee Rate     Rate
-----  ----------------------------     ------    --------     ----
I              >A- or A3                0.35%       .07%       0.35%
               -
II           BBB+ or Baa1               0.40%       .08%       0.40%
III           BBB or Baa2               0.50%       .10%       0.50%
IV           BBB- or Baa3               0.625%      .125%      0.625%
V         Below BBB- or Baa3            0.875%      .175%      0.875%


For purposes of the foregoing, (a) if none of the Ratings Agencies shall have in effect a Senior Unsecured Debt Rating, the Applicable Margin will be set in accordance with Level V; (b) if only one of the Ratings Agencies shall have in effect a Senior Unsecured Debt Rating, the Applicable Margin shall be determined by reference to the available rating; (c) if only two of the Ratings Agencies shall have in effect a Senior Unsecured Debt Rating and such ratings fall within different levels, the Applicable Margin shall be based upon the higher rating unless such ratings differ by two or more levels, in which case the applicable level will be deemed to be one level below the higher of such levels; (d) if the ratings established by the Ratings Agencies shall fall within three different levels, then the Applicable Margin shall be determined by reference to the middle level of such three different levels; (e) if the ratings established by the Ratings Agencies shall fall within different levels and two of the ratings fall within the same level (the "Majority Level"), and the third rating is in a different level, then the Applicable Margin shall be determined by reference to the Majority Level; and (f) if any rating established by the Ratings Agencies shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change."

     SECTION 2.     Conditions.  This Amendment, and the waivers,
                    ----------
consents and amendments contained herein, shall be effective only upon and subject to satisfaction of the following conditions precedent:

          (A) Agent shall have received this Amendment duly executed by the parties hereto.

          (B) Agent shall have received such other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Agent or any Lender may request in their reasonable discretion.

     SECTION 3.     Agreement in Full Force and Effect as Amended.
                    ---------------------------------------------
Except as specifically amended, consented and/or waived hereby, the Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or any other Loan Document or any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Unmatured Default or Default under any of the foregoing, in each case whether arising before or after the date hereof or


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


as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Agreement, the other Loan Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement and/or other Loan Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the "Loan Agreement" or "Credit Agreement" shall mean and be a reference to the Agreement as amended and modified by this Amendment.

     SECTION 4.     Representations.  Borrower hereby represents and
                    ---------------
warrants to Agent and Lenders as of the date of this Amendment and as of the date hereof as follows: (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it; (D) this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Loan
Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (F) after giving effect to this Amendment, it is not in default under the Loan Documents and no Unmatured Default or Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained herein and in all other Loan Documents are true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date.

     SECTION 5.     Miscellaneous.
                    -------------
          (A) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa,


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

and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

          (B) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement. This Amendment shall be considered part of the Agreement and shall be a Loan
Document for all purposes under the Agreement and other Loan
Documents.

          (C) This Amendment, the Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

          (D) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

          (E) Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower. Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower's duty of performance, including, without limitation, any duties under any account or contract in which Agent or Lenders have a security interest or Lien. This Amendment shall be binding upon Borrower and its successors and assigns.

          (F) Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

          (G) All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

          (H) BORROWER HEREBY ACKNOWLEDGE THAT THE BORROWER'S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF
RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-
COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT
CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS
LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE
RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY
LENDER.  THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES
AND FOREVER


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


DISCHARGES AGENT AND EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN
OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING
IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE,
AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR
RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE
APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND
EXECUTION OF THIS AMENDMENT.


             [SIGNATURES APPEAR ON FOLLOWING PAGES]



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IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written to be effective as of the date hereof.

                         OHIO CASUALTY CORPORATION


                         By:
                            ---------------------------------
                         Name:  A. Larry Sisk
                         Title:  Vice President and Treasurer




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

                         LASALLE BANK NATIONAL ASSOCIATION,
                         as a Lender and as Agent

                         By:
                            ---------------------------------
                         Name: Brandon S. Allison
                         Title: Vice President




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                         BANK OF AMERICA, N.A., as a Lender


                         By:
                            ---------------------------------
                         Name:
                               ------------------------------
                         Title:
                                -----------------------------

                         FIRST FINANCIAL BANK, NATIONAL
                         ASSOCIATION, as a Lender

                         By:
                            ---------------------------------
                         Name:  Daniel G. Griesinger
                         Title:   First Vice President

                         WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

                         By:
                            ---------------------------------
                         Name:
                              ------------------------------
                         Title:
                                -----------------------------


                         By:
                            ---------------------------------
                         Name:
                               ------------------------------
                         Title:
                               ------------------------------



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

                         U.S. BANK, N.A., as a Lender

                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------



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